UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 13, 2011 (June 13, 2011)
Date of Report (Date of earliest event reported)

MODERN MOBILITY AIDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-168983	27-4677038
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5511 Steeles Ave West
Unit 7
Toronto, ONT M9L 1S7
Attn:  Mohamed K. Karatella

(Address of Principal Executive offices)(Zip Code)

(416) 417-7131
(Registrant's telephone number Including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2011, Sergei Khorolski and Valeri Politika resigned as members of our Board of Directors on June 13, 2011.

Item 9.01    Exhibits.

None.
Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2011	MODERN MOBILITY AIDS, INC. (Registrant)

/s/ Mohamed K. Karatella
Mohamed K. Karatella, President, Chief Financial Officer, Treasurer and Principal Accounting Officer